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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 4, 2002

EBC I, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction incorporation)	000-25709 (Commission File Number)	95-4633006 (IRS Employer Identification No.)
400 Continental Boulevard, 6th Floor, El Segundo, CA (Address of principal executive offices)		90245 (Zip Code)

(310) 426-2187
(Registrants' telephone number including area code)

(Former name or former address, if changed since last report)

Item 3. Bankruptcy or Receivership.

Confirmation and Effective Date of the Plan

        As previously reported, on March 7, 2001, EBC I, Inc. (formerly known as eToys Inc.) (the "Company") and its subsidiaries, EBC Distribution, LLC (formerly known as eToys Distribution, LLC) ("EBC Distribution"), eKids, Inc. ("eKids") and PMJ Corporation ("PMJ" and together with EBC Distribution and eKids, the "Affiliated Debtors"), filed a petition for relief under Chapter 11 of the United States Bankruptcy Code in the United States Bankruptcy Court for the District of Delaware (the "Court"), Case Numbers 01-706(MFW) through 01-709(MFW).

        On August 5, 2002, the Company filed with the Court a First Amended Consolidated Liquidating Plan of Reorganization of EBC I, Inc., f/k/a eToys, Inc. and its Affiliated Debtors and Debtors-in-Possession dated August 5, 2002 (the "Original Plan") and a Disclosure Statement to Accompany Consolidated First Amended Liquidating Plan of Reorganization and of EBC I, Inc., f/k/a eToys, Inc. and its Affiliated Debtors and Debtors-in-Possession dated August 5, 2002 (the "Disclosure Statement"). On August 8, 2002, the Court entered an order approving the Disclosure Statement. The Company made certain non-material modifications to the Original Plan (as so modified, the "Plan") which were set forth in the Certification of Counsel filed on October 18, 2002 with the Court. A copy of the Disclosure Statement is attached as Exhibit 99.1 to the Current Report on Form 8-K filed by the Company on August 20, 2002 and is hereby incorporated by reference. A copy of the Plan is attached as Exhibit 99.2 hereto and is hereby incorporated by reference. A copy of the Plan Supplement to First Amended Consolidated Liquidating Plan of Reorganization of EBC I, Inc., f/k/a/ eToys, Inc., and its Affiliated Debtors and Debtors-in-Possession dated October 10, 2002 is attached as Exhibit 99.3 hereto and is hereby incorporated by reference.

        On November 4, 2002, the Court entered an order confirming the Plan (the "Confirmation Order"). A copy of the Confirmation Order is attached as Exhibit 99.4 hereto and is hereby incorporated by reference. In accordance with the Plan, the Debtors solicited votes on the Plan between August 23, 2002 and September 18, 2002. All voting classes voted overwhelmingly to accept the Plan. The Effective Date of the Plan was November 5, 2002.

Summary of the Plan

        The following is a summary of the material features of the Plan. This summary of the Plan does not purport to be complete and is qualified in its entirety by reference to the Plan and the Disclosure Statement. Capitalized terms used and not defined herein have the meaning ascribed to them in the Plan.

        The Plan provides that all of the Company's assets and the assets of the Affiliated Debtors will be used to settle creditor claims and the Company and the Affiliated Debtors will then be dissolved. Under the Plan, certain Claims against and Interests in the Company and the Affiliated Debtors, including Administrative Claims and Priority Tax Claims, are unclassified and will be paid in full in Cash to the extent that they become Allowed Claims. All other Claims and Interests are classified in Classes 1 through 6. The following table provides a summary of the classification and treatment of such Claims and Interests.

CLASSIFIED CLAIMS AND INTERESTS

CLASS	TREATMENT UNDER THE PLAN
Class 1: Allowed Priority Non-Tax Claims	Are payable in full in Cash on the Distribution Date, or will receive such other payment on such other date as Holders of such Claims and the Debtors may agree.

Class 2: Allowed Secured Claims	Will receive, at the option of the Debtors or the Plan Administrator, as appropriate, and to the extent such Claims are secured by collateral in the possession of the Debtors or the Plan Administrator: (a) 100% of the Net Proceeds from the sale of the relevant collateral, up to the unpaid allowed amount of such Claim, subject to applicable inter-creditor lien priorities; (b) the return of the relevant collateral; or (c) such other treatment as shall be agreed to between the Holders of such Claims and the Debtors, the Plan Administrator, the Creditors' Committee or the post-Effective Date committee of Unsecured Creditors (the "PEDC"), as appropriate. Such Distribution will be made on or as soon as reasonably practicable after the relevant Distribution Date (subject, if applicable, to the receipt by the Debtors or the Plan Administrator of the proceeds of the sale of the relevant Collateral).
Class 3: Convenience Claims	Will receive 100% of the unpaid allowed amount of such Claims in Cash on or as soon as reasonably practicable after the Distribution Date.
Class 4A: Allowed Senior Unsecured Claims	Will receive, on or as soon as reasonably practicable after the initial Distribution Date and each periodic Distribution Date thereafter, on account of such Claims until paid in full: (i) a Ratable share of any Cash Distribution from the General Distribution Fund to Holders of Allowed Unsecured Claims, which Distributions shall be made in accordance with the priority and subordination provisions set forth in Section 5.17 of the Plan as such provisions apply to Senior Unsecured Claims; (ii) a Ratable share of any Cash Distribution from the Group A Distribution Fund to Holders of Allowed Unsecured Claims, which Distributions shall be made in accordance with the priority and subordination provisions set forth in Section 5.18 of the Plan as such provisions apply to Senior Unsecured Claims; and (iii) a Ratable share of any Cash Distribution from the Group B Distribution Fund to Holders of Allowed Unsecured Claims, which Distributions shall be made in accordance with the priority and subordination provisions set forth in Section 5.19 of the Plan as such provisions apply to Senior Unsecured Claims.
Effect of Plan's Priority and Subordination Provisions on Distributions to Holders of Class 4A Claims. Until such time as Holders of Allowed Class 4A Claims are paid in full in accordance with the Plan, Holders of Class 4A Claims will be entitled to receive: (a) a Ratable share of the Distributions of Available Cash from the General Distribution Fund to the Holders of Unsecured Claims plus a Ratable share of 50% of the Distribution of Available Cash that would otherwise be made to the Holders of Class 4B Claims from the General Distribution Fund; (b) a Ratable share of the Cash Distributions from the Group A Distribution Fund plus its Ratable share of 100% of the Cash Distribution from the Group A Distribution Fund that would otherwise be made to the Holders of Class 4B Claims; and (c) a Ratable share of the Cash Distributions to Holders of Unsecured Claims from the Group B Distribution Fund.

Class 4B: Allowed Note Claims	Will receive, on or as soon as reasonably practicable after the initial Distribution Date and each periodic Distribution Date thereafter, on account of such Claims: (i) a Ratable share of any Cash Distribution from the General Distribution Fund to Holders of Allowed Unsecured Claims, which Distributions shall be made in accordance with the priority and subordination provisions set forth in Section 5.17 of the Plan as such provisions apply to Other Unsecured Claims; (ii) a Ratable share of any Cash Distribution from the Group A Distribution Fund to Holders of Allowed Unsecured Claims, which Distributions shall be made in accordance with the priority and subordination provisions set forth in Section 5.18 of the Plan as such provisions apply to Other Unsecured Claims; and (iii) a Ratable share of any Cash Distribution from the Group B Distribution Fund to Holders of Allowed Unsecured Claims, which Distributions shall be made in accordance with the priority and subordination provisions set forth in Section 5.19 of the Plan as such provisions apply to Other Unsecured Claims.
Effect of Plan's Priority and Subordination Provisions on Distributions to Holders of Class 4B Claims. Until such time as Holders of Allowed Class 4A Claims are paid in full in accordance with the Plan: (a) 50% of the Ratable Distribution of Available Cash otherwise distributable to Holders of Class 4B Claims from the General Distribution Fund will be Distributed to the Holders of Allowed Class 4A Claims or reserved in accordance with the Plan for Disputed Class 4A Claims; and (b) 100% of the Cash Distribution from the Group A Distribution Fund otherwise distributable to the Holders of Class 4 B Allowed Note Claims shall be distributed to the Holders of Allowed Class 4A Claims or reserved in accordance with the Plan for Disputed Class 4A Claims.
Class 4C: Other Unsecured Claims	Will receive, on or as soon as reasonably practicable after the initial Distribution Date and each periodic Distribution Date thereafter, on account of such Claims: (i) a Ratable share of any Cash Distribution from the General Distribution Fund to Holders of Allowed Unsecured Claims as such provisions apply to Other Unsecured Claims; (ii) a Ratable share of any Cash Distribution from the Group A Distribution Fund to Holders of Allowed Unsecured Claims; and (iii) a Ratable share of any Cash Distribution from the Group B Distribution Fund to Holders of Allowed Unsecured Claims.
Class 5: Intercompany Claims	Will be eliminated on the Confirmation Date or such other date as may be set by an order of the Bankruptcy Court, but subject to the occurrence of the Effective Date, and will not be entitled to, and will not, receive or retain any property or interest in property on account of such Claims.

Class 6: Interests	Holders of Interests, which include the stockholders of the Company and the Affiliated Debtors, will not receive any Distribution of any kind under the Plan on account of such Interests; provided, however, that if prior to the closing of the Chapter 11 Cases the Plan Administrator, in consultation with the PEDC, determines that Residual Equity Assets are available for Distribution to Holders of Interests (meaning that additional assets are available after satisfying essentially all other pre- and post-bankruptcy filing claims), then, upon reasonable notice to the Holders of Record of Interests as of the Interest Distribution Record Date (which will be the 15th day after the Effective Date of the Plan), and to the United States Trustee and the PEDC, the Plan Administrator will file a motion with the Court requesting approval of procedures for making Distributions to the Holders of Interests as of the Interest Distribution Record Date. The Company does not believe that any assets will be available for such Distributions. All Interests in the Company and the Affiliated Debtors will be deemed canceled as of the Effective Date of the Plan.

        All equity interests in the Company and the Affiliated Debtors, including the interests of the holders of the Company's Common Stock, $.0001 par value per share (the "Common Stock"), and the Company's Series D Redeemable Convertible Preferred Stock, $.0001 par value (the "Preferred Stock"), are included in Class 6: Interests. Under the Plan, all Class 6: Interests were deemed canceled as of the Effective Date of the Plan, thus, no equity interests of the Company are issued and outstanding as of the date hereof.

Financial Information

        Information regarding the assets and liabilities of the Company and the Affiliated Debtors is hereby incorporated by reference to the September Monthly Operating Reports of the Company and the Affiliated Debtors (filed with the Bankruptcy Court on October 21, 2002) attached as Exhibit 99.1 to the Current Report on Form 8-K filed by the Company on November 7, 2002.

Item 7. Exhibits.

99.1	Disclosure Statement to Accompany Consolidated First Amended Liquidating Plan of Reorganization of EBC I, Inc., f/k/a eToys, Inc., and its Affiliated Debtors and Debtors-in-Possession dated August 5, 2002 (incorporated herein by reference to Exhibit 99.1 to the Current Report on Form 8-K filed by the Company on August 20, 2002).
99.2	Revised First Amended Consolidated Liquidating Plan of Reorganization of EBC I, Inc., f/k/a eToys, Inc., and its Affiliated Debtors and Debtors-in-Possession dated August 5, 2002.
99.3	Plan Supplement to First Amended Consolidated Liquidating Plan of Reorganization of EBC I, Inc., f/k/a eToys, Inc., and its Affiliated Debtors and Debtors-in-Possession dated October 10, 2002.
99.4
Findings of Fact, Conclusions of Law and Order Under 11 U.S.C. Sections 1129(a) and (b) and Fed. R. Bankr. P. 3020 Confirming First Amended Consolidated Liquidating Plan of Reorganization of EBC I, Inc., f/k/a eToys, Inc., and its Affiliated Debtors and Debtors-in-Possession.
99.5
September Monthly Operating Reports of EBC I, Inc., EBC Distribution, LLC, eKids, Inc. and PMJ Corporation (without bank statements) filed with the Court on October 21, 2002 (incorporated herein by reference to Exhibit 99.1 to the Current Report on Form 8-K filed by the Company on November 7, 2002).

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

EBC I, Inc.

	By:	/s/ BARRY GOLD Name: Barry Gold Title: Plan Administrator
Date: November 19, 2002

EXHIBIT INDEX

Exhibit No.	Description
99.1	Disclosure Statement to Accompany Consolidated First Amended Liquidating Plan of Reorganization of EBC I, Inc., f/k/a eToys, Inc., and its Affiliated Debtors and Debtors-in-Possession dated August 5, 2002 (incorporated herein by reference to Exhibit 99.1 to the Current Report on Form 8-K filed by the Company on August 20, 2002).
99.2	Revised First Amended Consolidated Liquidating Plan of Reorganization of EBC I, Inc., f/k/a eToys, Inc., and its Affiliated Debtors and Debtors-in-Possession dated August 5, 2002.
99.3	Plan Supplement to First Amended Consolidated Liquidating Plan of Reorganization of EBC I, Inc., f/k/a eToys, Inc., and its Affiliated Debtors and Debtors-in-Possession dated October 10, 2002.
99.4
Findings of Fact, Conclusions of Law and Order Under 11 U.S.C. Sections 1129(a) and (b) and Fed. R. Bankr. P. 3020 Confirming First Amended Consolidated Liquidating Plan of Reorganization of EBC I, Inc., f/k/a eToys, Inc., and its Affiliated Debtors and Debtors-in-Possession.
99.5
September Monthly Operating Reports of EBC I, Inc., EBC Distribution, LLC, eKids, Inc. and PMJ Corporation (without bank statements) filed with the Court on October 21, 2002 (incorporated herein by reference to Exhibit 99.1 to the Current Report on Form 8-K filed by the Company on November 7, 2002).

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CLASSIFIED CLAIMS AND INTERESTS
SIGNATURE